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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


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                                  FORM 8-K

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                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported): September 11, 1997


                       J.P. MORGAN & CO. INCORPORATED
           (Exact name of registrant as specified in its charter)




        Delaware                                           13-2625764
(State or other jurisdiction of         1-5885            (IRS Employer
     incorporation)              (Commission File No.)  Identification No.)


                               60 Wall Street
                          New York, NY 10260-0060
                  (Address of principal executive offices)


                               (212) 483-2323
            (Registrant's telephone number, including area code)




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Item 5.  Other Events.


     On February 21, 1996, J.P. Morgan & Co. Incorporated, a Delaware corporation (the "Registrant"), and J.P. Morgan Index Funding Company, LLC, a Delaware limited liability company (the "Company"), filed with the Securities and Exchange Commission (the "SEC") a registration statement (Registration Nos. 333-01121 and 333- 01121-01) (the "Registration Statement") relating to the issuance by the Company of commodity-indexed preferred securities which are guaranteed to a certain extent by the Registrant. The Registration Statement was amended by pre-effective amendment number 1 filed with the SEC on April 15, 1996, pre-effective amendment number 2 filed with the SEC on May 15, 1996, post-effective amendment number 1 filed with the SEC on October 2, 1996, and post-effective amendment number 2 filed with the SEC on November 18, 1996. The Registrant hereby amends the following exhibits to the Registration
Statement: Exhibit 3(b), the Amended and Restated Limited Liability Company Agreement of the Company; Exhibit 4(a)(1), the Form of Certificate of Securities for Preferred Securities (included in Exhibit 3(b)); Exhibit 4(b), the Form of Guarantee Agreement; Exhibit 4(c), the Form of Related Note Guarantee Agreement; Exhibit 4(d), the Form of Related Note; and
Exhibit 4(g), the Form of Certificate for Securities for Preferred Securities (included in Exhibit 3(b)), in each case as attached hereto and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.



         (a) Financial statements of Businesses Acquired:

         None.

         (b) Pro Forma Financial Information:


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          None.

          (c) Exhibits:



Exhibit No.             Description
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Exhibit 3(b)    --      Amended and Restated Limited Liability Company
                        Agreement of J.P. Morgan Index Funding Company, LLC.

Exhibit 4(a)(1) --      Form of Certificate of Securities for Preferred
                        Securities (included in Exhibit 3(b)).

Exhibit 4(b)    --      Form of Guarantee Agreement.

Exhibit 4(c)    --      Form of Related Note Guarantee Agreement.

Exhibit 4(d)    --      Form of Related Note.

Exhibit 4(g)    --      Form of Certificate for Securities for Preferred
                        Securities (included in Exhibit 3(b)).

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   J.P. MORGAN & CO. INCORPORATED
Date:  September 11, 1997
                                   By:
                                        /s/ Gene A. Capello
                                        -------------------
                                        Name:  Gene A. Capello
                                        Title: Vice President and Assistant
                                               General Counsel
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Exhibit Index

The following exhibits are filed herewith:


Exhibit No.             Description

Exhibit 3(b)    --      Amended and Restated Limited Liability Company
                        Agreement of J.P. Morgan Index Funding Company,
                        LLC.

Exhibit 4(a)(1) --      Form of Certificate of Securities for Preferred
                        Securities (included in Exhibit 3(b)).

Exhibit 4(b)    --      Form of Guarantee Agreement.

Exhibit 4(c)    --      Form of Related Note Guarantee Agreement.

Exhibit 4(d)    --      Form of Related Note.

Exhibit 4(g)    --      Form of Certificate for Securities for Preferred
                        Securities (included in Exhibit 3(b)).